                                                                  EXHIBIT 10.31

                                                                  EXECUTION COPY

                                 SIXTH AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

                  THIS SIXTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT ("Amendment"), dated as of December 4, 2002, is among CGSF Funding Corporation, a Delaware corporation ("Seller"), McKesson Corporation, a Delaware corporation (formerly known as McKesson HBOC, Inc., the "Servicer"; the Servicer together with the Seller, the "Seller Parties" and each a "Seller Party"), the funding entities parties hereto (the "Financial Institutions"), Preferred Receivables Funding Corporation ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon"), Blue Ridge Asset Funding Corporation ("Blue Ridge") and Liberty Street Funding Corp. ("Liberty Street") (PREFCO, Falcon, Blue Ridge and Liberty Street being referred to collectively as the "Conduits", and together with the Financial Institutions, the "Purchasers"), Bank One, NA (formerly known as The First National Bank of Chicago, "Bank One"), Wachovia Bank, National Association (successor to Wachovia Bank, N.A.), and The Bank of Nova Scotia (collectively, the "Managing Agents") and Bank One, as the collateral agent (the "Collateral Agent"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the "Receivables Purchase Agreement" (as hereinafter defined).

                  WHEREAS, the Seller, the Servicer, the Financial Institutions, the Conduits, the Managing Agents and the Collateral Agent are parties to the Receivables Purchase Agreement dated as of June 25, 1999, as amended by the First Amendment thereto dated as of September 29, 1999, the Second Amendment thereto dated as of December 6, 1999, the Third Amendment and Waiver thereto dated as of June 16, 2000, the Fourth Amendment thereto dated as of June 15, 2001 and the Fifth Amendment thereto dated as of June 14, 2002 (the "Receivables Purchase Agreement"); and

                  WHEREAS, the parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Amendment to the Receivables Purchase Agreement. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Purchase Agreement shall be and hereby is amended as follows:

                  1.1. Each reference in the Receivables Purchase Agreement (including the Exhibits and Schedules thereto) to "McKesson HBOC, Inc." shall be replaced with a reference to "McKesson Corporation (formerly known as McKesson HBOC, Inc.)".

                  1.2. Section 1.2 of the Receivables Purchase Agreement is amended to delete the reference to "Adjusted Pro Rata Share" therein and to substitute the words "Pro Rata Share" therefor.

                  1.3.     The definition of "Adjusted Pro Rata Share" in
Exhibit I to the Receivables Purchase Agreement is hereby deleted in its entirety.

                  1.4. The definition of "Authorized Officer" in Exhibit I to the Receivables Purchase Agreement is hereby restated in its entirety as follows:

                  "Authorized Officer" shall mean, with respect to any Seller Party, its respective corporate controller, treasurer, assistant treasurer, vice president-finance or chief financial officer and, in addition, in the case of the Seller, its president so long as the president retains the duties of a financial officer of the Seller.

                  1.5. The definition of "Delinquency Ratio" in Exhibit I to the Receivables Purchase Agreement is hereby restated in its entirety as follows:

                  "Delinquency Ratio" means, as of the last day of any Collection Period, a fraction (calculated as a percentage) equal to (i) the sum of (x) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables plus (ii) the aggregate Outstanding Balance of all Receivables which, consistent with the Credit and Collection Policy, were or should have been written off the Seller's books as uncollectible, in each case, at such time and as of the last day of the two (2) preceding Collection Periods by (ii) the sum of the aggregate Outstanding Balance of all Receivables as of the last day of each of such three (3) Collection Periods.

                  1.6.     The definition of "Managing Agent Percentage" in
Exhibit I to the Receivables Purchase Agreement is hereby restated in its entirety as follows:

                  "Managing Agent Percentage" means, (a) with respect to Bank One, a fraction (expressed as a percentage) equal to 10/19, (b) with respect to Wachovia, a fraction (expressed as a percentage) equal to 5/19 and (c) with respect to Scotia, a fraction (expressed as a percentage) equal to 4/19.

                  1.7. The definition of "Pro Rata Share" in Exhibit I to the Receivables Purchase Agreement is hereby restated in its entirety as follows:

                  "Pro Rata Share" means, for each Financial Institution or Conduit, as applicable, a fraction (expressed as a percentage), the numerator of which is the Capital associated with such Financial Institution or Conduit and the denominator of which is the Aggregate Capital; provided, however, that:

                  (a) solely with respect to each reference to "Pro Rata Share" in Section 1.2, until such time as the foregoing fraction equals (i) 5/19 for PREFCO and its related Financial Institutions, (ii) 5/19 for Falcon and its related financial institutions, (iii) 5/19 for Blue Ridge and its related Financial Institutions and (iv) 4/19 for Liberty Street and its related Financial

                           Institutions, (x) the Pro Rata Share for each of Blue Ridge and Liberty Street and their related Financial Institutions shall be 0%, (y) the Pro Rata Share for PREFCO and its related Financial Institutions shall be 50%, and (z) the Pro Rata Share for Falcon and its related Financial Institutions shall be 50%; and

                  (b) solely with respect to the reference to "Pro Rata Share" in Section 1.3, until such time as the foregoing fraction equals (i) 5/19 for PREFCO and its related Financial Institutions, (ii) 5/19 for Falcon and its related financial institutions, (iii) 5/19 for Blue Ridge and its related Financial Institutions and (iv) 4/19 for Liberty Street and its related Financial Institutions, (x) the Pro Rata Share for each of PREFCO and Falcon and their related Financial Institutions shall be 0%, (y) the Pro Rata Share for Blue Ridge and its related Financial Institutions shall be 50%, and (z) the Pro Rata Share for Liberty Street and its related Financial Institutions shall be 50%.

                  1.8. The definition of "Purchase Limit" in Exhibit I to the Receivables Purchase Agreement is hereby amended to delete the reference therein to "$850,000,000" and to substitute therefor "$950,000,000".

                  1.9.     The definition of "Special Concentration Limit" in
Exhibit I of the Receivables Purchase Agreement is hereby amended to restate solely that portion of the ratings chart for Special Obligors with short-term debt ratings from S&P that are lower than A-2 or unrated and ratings from Moody's that are lower than P-2 or unrated as follows:

                                                                               Maximum
                                                                               Dollar
   S&P Rating                         Moody's Rating      Percentage           Amount
   ----------                        ----------------     ----------         -----------
lower than A-2 or           and      lower than P-2 or       3.5%            $84,000,000
unrated                              unrated

                  1.10. Schedule A to the Receivables Purchase Agreement is hereby restated in its entirety in the form of the Restated Schedule A attached hereto.

                  2. Conditions Precedent. This Amendment shall become effective as of the date above written if and only if the Managing Agents have received duly executed signature pages of this Amendment from each of the parties listed on the signature pages hereto.

                  3. Representations and Warranties of the Seller Parties. Each of the Seller Parties hereby represents and warrants as follows:

                  a. This Amendment and the Receivables Purchase Agreement, as amended hereby, constitute legal, valid and binding obligations of such Seller Party and are enforceable against such Seller Party in accordance with their terms.

                  b. Upon the effectiveness of this Amendment, each Seller Party hereby reaffirms all representations and warranties made in the Receivables Purchase Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                  4. Reference to and Effect on the Receivables Purchase Agreement.

                  a. Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Receivables Purchase Agreement to "this Receivables Purchase Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

                  b. The Receivables Purchase Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  c. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Managing Agents, the Financial Institutions or the Collateral Agent, nor constitute a waiver of any provision of the Receivables Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of New York.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts; Facsimile Signatures. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Collateral Agent (for the benefit of the Managing Agents) or the Collateral Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Collateral Agent (or its counsel) thereof.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

                           CGSF FUNDING CORPORATION, as the Seller

                           By:__________________________________
                           Name:
                           Title:

                           McKESSON CORPORATION (formerly known as McKesson HBOC, Inc.), as the Servicer

                           By:__________________________________
                           Name:
                           Title:

                           PREFERRED RECEIVABLES FUNDING
                           CORPORATION, as a Conduit

                           By:__________________________________
                           Authorized Signatory

                           FALCON ASSET SECURITIZATION
                           CORPORATION, as a Conduit

                            By:__________________________________
                            Authorized Signatory

                            BLUE RIDGE ASSET FUNDING CORPORATION, as a Conduit

                            By: Wachovia Bank, National Association, as
                            Attorney-In-Fact

                            By:__________________________________
                            Name:
                            Title:

                                               Signature Page to Sixth Amendment
                                                                 to McKesson RPA

                            LIBERTY STREET FUNDING CORP., as a Conduit

                            By:__________________________________
                            Name:
                            Title:

                            BANK ONE, NA (Main Office Chicago) (formerly known as The First National Bank of Chicago), as a Committed Purchaser for PREFCO and Falcon, a Financial Institution, a Managing Agent and as Collateral Agent

                            By:__________________________________
                            Name:
                            Title:

                            WACHOVIA BANK, NATIONAL ASSOCIATION
                            (successor to Wachovia Bank, N.A.), as a Committed Purchaser for Blue Ridge, a Financial Institution and a Managing Agent

                            By:__________________________________
                            Name:
                            Title:

                            THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street, a Financial Institution and a Managing Agent

                            By:__________________________________
                            Name:
                            Title:

                                                               Signature Page to
                                                 Sixth Amendment to McKesson RPA

                               RESTATED SCHEDULE A

                      COMMITMENTS OF FINANCIAL INSTITUTIONS

                             PURCHASE GROUP: PREFCO

------------------------------------------------------------------------------------------------
                  Financial Institution                                     Aggregate Commitment
------------------------------------------------------------------------------------------------
Bank One, NA (formerly known as The First National Bank                          $250,000,000
of Chicago)
------------------------------------------------------------------------------------------------

                             PURCHASE GROUP: FALCON

------------------------------------------------------------------------------------------------
                  Financial Institution                                     Aggregate Commitment
------------------------------------------------------------------------------------------------
Bank One, NA (formerly known as The First National Bank                          $250,000,000
of Chicago)
------------------------------------------------------------------------------------------------

                           PURCHASE GROUP: BLUE RIDGE

------------------------------------------------------------------------------------------------
Financial Institution                                                       Aggregate Commitment
------------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                                                              $250,000,000
------------------------------------------------------------------------------------------------

                         PURCHASE GROUP: LIBERTY STREET

------------------------------------------------------------------------------------------------
 Financial Institution                                                      Aggregate Commitment
------------------------------------------------------------------------------------------------
The Bank of Nova Scotia                                                         $200,000,000
------------------------------------------------------------------------------------------------